2015 Inventory Purchase and Consignment Agreement
(and with respect to Section 4 the Amendment to Logistics and Warehouse Agreement)

This 2015 Inventory Purchase and Consignment Agreement (excluding Section 4, the “2015 Agreement”), and with respect to Section 4 only the Amendment to Logistics and Warehouse Agreement (the “Logistics Amendment”), is entered into as of April 3, 2015 (“Effective Date”), by and among Ingram Hosting Holdings Inc., a Delaware corporation (“IHH”) Chegg, Inc., a Delaware corporation (“Chegg”), and with respect to Section 4 only, Ingram Book Group Inc., a Tennessee corporation (“IBG”). IHH and Chegg are each a “Party” and collectively the “Parties”.

Whereas, Chegg sells new and used textbooks to students and wholesalers and provides a rental platform to rent course materials including textbooks to students through its e-commerce website at www.chegg.com (the “Site”); and

Whereas, IHH desires to purchase new and used textbook inventory through Chegg, and Chegg desires to sell or procure such inventory for IHH; and

Whereas, Chegg desires to expand its rental offering by obtaining textbooks from IHH on a consignment basis that Chegg will then rent or, if permitted, sell to its Consumers; and

Whereas, Chegg and IBG have a mutual interest in leveraging IBG’s logistical expertise to benefit Chegg’s textbook customers; and

Whereas, in connection with the foregoing and for the purposes of renting books to consumers pursuant to Chegg’s rental business, Chegg, IHH and IBG deem it to be in their mutual best interests to set forth certain understandings between them with respect to IHH purchasing inventory through Chegg, and consigning inventory to Chegg, and IBG expanding the management of the logistics for Chegg’s physical textbook business.

NOW, THEREFORE, in consideration of the premises, mutual covenants and obligations hereinafter set forth, Chegg and IHH (and with respect to Section 4 only, IBG) hereby agree as follows.

1.	Definitions.

“2014 Inventory Purchase and Consignment Agreement” refers to that certain Inventory Purchase and Consignment Agreement dated May 21, 2014 (as supplemented by that certain Supplemental Inventory Purchase and Consignment Agreement dated December 5, 2014) between Chegg and IHH, which shall remain in effect for all inventory owned by IHH or purchased by Chegg on IHH’s behalf under the 2014 Inventory Purchase and Consignment Agreement.

“B-to-C” means Chegg’s direct to individual Consumer textbook rental business conducted through the Online Store.

“Buying Period” shall refer to the period covered during the Term of this 2015 Agreement;

“CDF” means orders from Chegg's website that are processed in a vendor’s distribution center and shipped to Chegg's customer’s address-as if they came directly from Chegg.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

“Chegg Inventory” means the new and used textbooks owned by Chegg but transferred to IBG warehouses for IBG to manage the logistics of sale and rental during the Term. Together, the IHH Inventory and the Chegg Inventory are referred to as the “Combined Inventory.”

“Chegg Order” means any order placed by Chegg for Inventory on consignment pursuant to this 2015 Agreement, which order shall contain at least the following details: the title, author, count and ISBN and other information reasonably required by IHH of the items requested.

“Chegg Platform" means the Chegg proprietary technology and processes (including without limitation business, technical, logistical, and supply) that enable the distribution of course materials, and services related to textbook rental, purchasing, forecasting, and inventory control.

“Consumer” means any person who places an order on the Online Store for rental or course materials through or from Chegg.

“Consumer Order” means any order placed by a Consumer on the Online Store which Chegg fulfills with Inventory.

“COGS” means the exact cost of goods for the product procured by Chegg in the JIT and Partner Buyback model

“Damaged Book” shall have the meaning set forth on Section 6 of the Confidential Appendix.

“Fee(s)” has the meaning set for in Section 6 of the Confidential Appendix.

“FMV” means fair market value for any Combined Inventory as determined by the current buyback price Chegg has set on its website for such title, provided, however if the average buyback price for any such title on third party buyback lists from [***], is greater than the Chegg price, then FMV shall be such average price. For any title not listed on the Chegg website, FMV shall equal the average current buyback listed on those third party buyback lists.

“Full source cost” means the exact cost of inventory purchase for a textbook (whether the textbook is intended for direct sale to student, Partner Buyback, or for inclusion in the rental catalog), as opposed to the Fair Market Value of a textbook

“IHH Inventory” means the new and used textbooks purchased by IHH during the Term of this 2015 Agreement which may be purchased directly from Chegg, through Chegg on behalf of and for the account of IHH (including, without limitation, all textbook inventory purchased under Sections 2(c) below), or through third party suppliers, or any combination thereof, such combination and final amount of which shall be as mutually agreed upon by Chegg and IHH, provided however, in no event will the amount of such purchases by IHH exceed the amount set out for each Buying Period under this 2015 Agreement. If applicable, IHH will endeavor to provide Chegg with a current resale certificate acceptable to the applicable taxing authorities for purchases on behalf of and for the account of IHH and all sales by Chegg to IHH. In the event that a resale certificate is not provided, the applicable sales taxes will be charged.

“JIT Sale” means new or used textbooks that are procured at the “time a sale transaction occurs”, due to either Chegg or IHH not having the available inventory on hand

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

“Logistics Agreement” refers to that certain Logistics and Warehouse Agreement, dated October 1, 2014, between Chegg and IBG, which governs IBG’s storage and delivery of Chegg owned textbooks, and which shall remain in effect. Further, the Logistics Agreement is hereby amended to extend to include all Chegg owned textbooks provided to IBG under this 2015 Agreement. This 2015 Agreement also amends the Logistics Agreement as provided specifically herein and in Section 4 of the Confidential Appendix.

“Marks” has the meaning set forth in Section 8.

“Net Revenue” shall have the meaning set forth on Section 6 of the Confidential Appendix.

“Online Store” means either the Site or a permitted affiliate bookstore running on the Chegg online textbook rental platform.

“Partner Buyback” means used textbooks purchased directly from students or any other person based on commitment from a 3rd party vendor to purchase [***] at the [***] pricing within [***].

“Qualified Transaction” shall have the meaning set forth on Section 6 of the Confidential Appendix.

“Rental Agreement” means the standard terms and conditions of the rental agreement entered into by the Consumer on the Online Store.

“Standard Policies” means the Rental Agreement, Terms of Use, the Service Policy and Privacy Policy posted on the Site by Chegg, which may be updated by Chegg from time to time in its sole discretion.

2.	Obligations of the Parties Relating to Rental Catalog.

(a)
Chegg will, at its own expense, (i) use commercially reasonable efforts generate rental transactions with all of the IHH Inventory through the Chegg Platform and marketing activities, upon the terms and conditions and at the market prices determined by Chegg, in its reasonable commercial discretion; and (ii) process and administer the rental transactions, including being merchant of record, payment processing, sales tax compliance, customer service and support (in accordance with the Standard Policies), data systems, and asset recovery and collections services; and (iii) and provide near real time information to IHH in a mutually agreeable format so that IHH may promptly fulfill customer orders for the Inventory consistent with the Guaranteed Delivery Date.

(b)
Chegg will use commercially reasonable efforts to collect from Consumers the amounts charged and due with respect to the Consumer Orders in accordance with its Standard Policies and the terms set forth on Section 6 of the Confidential Appendix. Chegg will collect all applicable sales tax relating to the Consumer Orders and timely file all appropriate sales tax returns and timely remit all sales taxes to the proper taxing authorities. Chegg agrees to reasonably cooperate with IHH and furnish IHH with any records or information as may be reasonably requested by IHH to account for, to provide information to applicable taxing authorities, and/or file its sales, use and property tax returns. If at any point during the Term, if all orders processed through Chegg are fulfilled with IHH owned inventory and Chegg desires to turn over all sales tax collected on such IHH owned Inventory to IHH, and for IHH to take over responsibility of remitting sales tax to the proper taxing authorities, the

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Parties will work together in good faith to determine if a mutually acceptable process to transition such filing obligations to IHH can be accomplished.

(c)
Beginning May 1, 2015, and continuing through the Term, IHH authorizes Chegg to procure textbook inventory, in accordance with the terms and conditions of this 2015 Agreement, in the amounts set out in Section 2 of the attached Confidential Appendix. IHH will reimburse Chegg for those inventory purchases at Chegg’s acquisition cost, pursuant to the payment terms for such purchases set out in this 2015 Agreement.

(d)
Chegg will determine, based on its analysis of market conditions, the exact amount of investment to dedicate to sourcing on IHH’s behalf (up to the applicable yearly maximum values shown in Section 1 of the Appendix ) in each period, as well as which vendors to use as sourcing partners. Sources of books for the rental catalog will include buyback, pre-buy, CDF/JIT rental (defined as books purchased from a vendor and shipped by such vendor directly to customer), customer donations, and bulk purchases from wholesalers, distributors, and publishers, and returns from JIT sales. All rental book sources listed above will be subject to revenue targets as set out in Section 6 of the attached Confidential Appendix.

(e)
In the event of underperformance, book investment targets will be reduced according to the existing overall revenue miss in accordance with the example set forth in Section 2 of the attached Confidential Appendix. Underperformance is defined as failure to meet revenue targets cumulatively on all tranches sourced to date.

(f)
During the term of this 2015 Agreement, IHH shall make available for consignment to Chegg the IHH Inventory (or inventory of like kind). Inventory may be comprised of new or used textbooks identified and procured for IHH from third parties by Chegg on behalf of and for the account of IHH under the terms and conditions specified in this 2015 Agreement. IHH shall retain all ownership of the IHH Inventory (unless and until any such IHH Inventory is sold as provided for herein) that it consigns to Chegg pursuant to this 2015 Agreement. Chegg shall not acquire and shall have no right, title or interest in or claims to the IHH Inventory except as specifically set out herein.

(g)
IHH will bear the ultimate risk of asset loss and collections related to IHH Inventory including IBG warehouse related losses, whether by virtue of shipping and handling, storage, casualty, force majeure, shrinkage, fraud, and theft. Chegg will bear responsibility for Consumer fraud. Chegg’s terms of use will specify that students will be charged for the asset in the event of damage or non-return. Any losses for which Chegg is responsible will not change the portfolio revenue requirements for Chegg to provide for IHH. Any losses for which IHH is responsible will have the full source cost for these books removed from the effective book investment on which revenue targets are calculated.

(h)
IHH will at all times insure [***] of the FMV of the Combined Inventory against loss or damage in an amount sufficient to cover the costs of repurchasing such Combined Inventory, and provide Chegg with a certificate evidencing such insurance. In the event that greater than [***] of the Combined Inventory is damaged, lost or destroyed in an event or series of events while under IHH’s control or the control of [***], IHH authorizes Chegg to use up to the insurance recovery amount to repurchase books on IHH’s behalf for the rental catalog. All remaining revenue targets associated with the lost inventory will be cancelled. New

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

revenue targets will be set based on the full source cost of the replacement inventory in accordance with Section 2.

(i)	Revenue targets and associated risk sharing are outlined in Section 6 of the Confidential Appendix.

3. Obligations of the Parties Regarding Non-Rental Catalog Sourcing

A) JIT Sale

i.
JIT Sale units shall be included in [***] which IHH will provide for the program relationship. IHH will handle all [***] shipping payments for JIT Sale units, and Chegg will provide revenue share to IHH according to Section 3 of the Confidential Appendix. This revenue share will be provided for every JIT Sale unit transacted and will compensate IHH both for the ownership of the JIT Sale units as well as for the management of the [***]. All JIT Sale related payments between Chegg and IHH will be subject to [***] day payment terms.

ii.
JIT Sale purchases that are returned to IHH shall enter into the rental portfolio at full source cost (and be counted against all elements of the rental catalog revenue targets and maximum allowable source costs) Process and payments related to moving this inventory to the rental catalog shall follow the table in section 3 of the Confidential Appendix

iii.	Chegg shall continue to control pricing on JIT Sale units, with revenue share defined by Section 3 of the Confidential Appendix

iv.	IHH and Chegg will jointly work to enable this JIT Sale process on or by January 1, 2016. Expected transactions are represented in the table in Section 3 of the attached Confidential Appendix.

B) Partner Buyback

i.
IHH and Chegg will jointly work to enable IHH’s ownership of Partner Buyback by May 2, 2015 for the purpose of continuing to realize full source cost reductions that are made possible through a larger buyback catalog and through migration of selected titles to the rental catalog.

ii.
IHH will absorb ownership of Partner Buyback upon receipt of the book from students. For those books IHH does not transfer to IHH’s ongoing inventory or cherry pick for inclusion in the rental catalog, revenue share to IHH will be triggered upon liquidation of the books to 3rd Party Vendors. Revenue share will be paid as specified in Section 3 of the Confidential Appendix.

iii.
IHH grants permission to Chegg to transfer Partner Buyback inventory to the rental catalog for the purposes of improving financial returns on the rental consignment arrangement. In the event that Partner Buyback inventory is transferred into the rental catalog for purposes of this arrangement,, the full source cost shall be counted against all elements of the rental catalog revenue targets and maximum allowable source costs, effective on the month of transfer to the rental catalog.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

iv.	Payment timing and invoices associated with Partner Buyback will be dictated in accordance with the table set forth in section 3 of the Confidential Appendix.

v.
The parties will also work toward enablement of IHH’s ability to leverage the Partner Buyback catalog for inventory at the parties’ earliest convenience. In the event IHH, at its own discretion, decides to transfer Partner Buyback inventory into its own (non-rental) catalog, no revenue share shall be triggered.

C) Risk of loss on Non-Rental Catalog sourcing shall follow the assignment as specified in Section 2g, with IHH risk related only to the loss associated with warehouse logistics for stored inventory.

4.
Logistics Amendment. Chegg and IBG hereby enter this Logistics Amendment to amend the Logistics Agreement to contain the terms and conditions set forth in this Section 4. To the extent the following are directly or by the context clearly inconsistent with similar terms and conditions contained in the Logistics Agreement, the terms and conditions of this Section 4 shall control.

(a)
The term of this Logistics Agreement is amended to expire or terminate on the same date as that certain 2015 Inventory Purchase and Consignment Agreement (the “2015 Agreement”), dated as of April 3, 2015, by and among Ingram Hosting Holdings Inc., a Delaware corporation (“IHH”) and Chegg expires or is terminated, except as provided for otherwise in connection an early termination provision of the 2015 Agreement as set out in Section 10 thereof. Unless otherwise defined in this Logistics Agreement, capitalized terms used in this Logistics Amendment shall have the meaning as ascribed to such term in the 2015 Agreement.

(b)
IBG will package the Combined Inventory in Chegg branded boxes provided by Chegg to protect against damage during shipment. IBG will be responsible for the cost of the packing services and materials at its facility with respect to the Combined Inventory, excluding the cost of Chegg supplied boxes.

(c)
IBG will ship the Combined Inventory contained in the Chegg Order to the Consumer. The determination of shipping upgrade offers that would materially change the cost of goods sold will be made by Chegg in its reasonable discretion, but must be approved by IBG. Chegg agrees that it will pass through all fees collected from Consumers for shipping in accordance with revenue sharing as specified in Section 6 of the Confidential Appendix. When the Combined Inventory has been shipped from IBG to Consumer, IBG will notify Chegg electronically and in near real time of how long it took IBG to ship the Combined Inventory, the date and time of shipment, and any assigned tracking number. IBG’s shipping time will meet the requirements set out in Section 1 of the 2015 Agreement Confidential Appendix.

(d)
IBG will be prepared to receive up to [***] units of inbound Chegg Inventory (aka Consumer rentals) by May 2, 2015 to support the May/June 2015 inbound textbook season, and Chegg will receive the remainder of approximately [***] units of the May/June inbound textbook season into the Chegg warehouse. Such remaining [***] units will then move from the Chegg warehouse to the IBG warehouse by the end of June 2015 without incurring an IBG handling cost. All Chegg Inventory other than the approximately [***] units described above transferred from the Chegg warehouse to the

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

IBG warehouse will incur a bulk handling fee of [***] per unit. Chegg shall be responsible for all cost of freight for transport of Chegg Inventory from the Chegg warehouse to the IBG warehouse and retain full risk of loss for all such Chegg Inventory until delivered to the IBG warehouse.

(e)
IBG will be prepared to receive one hundred (100%) of inbound Chegg Inventory (to include 100% of summer student rentals and 100% of sourcing purchases (bulk and pre-buy/ buyback)) by [***] to support [***] textbook season. As amended hereby, the Logistics Agreement will apply to Chegg Inventory stored in IBG’s warehouses under the 2015 Agreement.

(f)
IBG will take over one hundred percent (100%) of outbound textbook shipping for Chegg Inventory by [***], and be prepared to receive all remaining Chegg Inventory by [***], to support the [***] textbook rush period.

(g)	Aligned to the above, by [***], all Chegg Inventory will move through IBG’s logistics operations for inbound and outbound handling for the duration of the Logistics Agreement.

(h)	IBG and Chegg will work together to enable consistent performance improvement in providing rapid shipping to students, with targets as set out in Section 1 of the 2015 Agreement Confidential Appendix.

(i)
IBG will fulfill Insert and other Brand Partnership add-ons to Textbook Orders [need definitions of all at Chegg’s direction, and aligned to the shipping parameters and rate provisions set forth in Section 10 of the 2015 Agreement Confidential Appendix. These add-ons shall include targeted and national inserts (both in individual inserts and packages of multiple inserts), stickers, and branded boxes.

(j)
If IBG is unable to fulfill an order in a timely manner, the value of the orders cancelled as a result of such failure will count toward the revenue targets specified herein. Additionally, if such failures total more than $[***] in Net Revenue (as defined in the Section 6 of the 2015 Agreement Confidential Appendix) in any quarter, IBG shall pay Chegg its commission on such Net Revenue, as if such Net Revenue were fulfilled, as specified in Section 6 of the 2015 Agreement Confidential Appendix.

(k)
If IBG misses their guaranteed delivery date for reasons not directly related to weather or [***] (or other third party shipping service) performance in more than [***] of orders in any rush period, a rush period defined as the months of December/January and August/September, Chegg will bill IBG back for refunds and customer contact costs (at a rate of $[***] per contact)that relate to the delivery issues and the textbook that is the subject of such refund shall be returned to IBG and become part of the IHH Inventory (as defined in the 2015 Agreement). Refunds under this section shall count toward applicable revenue targets in Section 6 of the 2015 Agreement Confidential Appendix. IBG may, in its discretion, use a different third party shipping provider to fulfill Chegg orders other than [***], so long as any new shipping provider meets the same guaranteed delivery date schedule.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(l)
Logistics fees shall be governed by Section 4 of the 2015 Agreement Confidential Appendix. Any logistics fees not covered by the 2015 Agreement shall continue to be governed by the Logistics Agreement.

(m)
Chegg will pay IBG a startup fee of [***] for building preparation and setup of the new IBG warehouse. Provided that the Logistics Agreement is still in full force and effect, on or before April 1, 2017, IBG will refund [***] of the startup fee to Chegg.

(n)
All customer information provided to IBG by Chegg, including but not limited to Chegg customer contact information, is Chegg’s confidential information, and is being provided to IBG solely for the purpose of fulfilling textbook orders under the Logistics Agreement, which purpose shall include the use of such customer information by IBG to evaluate and promote warehousing and freight efficiencies. Upon termination of this Logistics Agreement, IBG shall delete all Chegg customer information, and provide Chegg with written confirmation of such deletion except for any such information it is required by law to retain.

(o)	A material breach by IHH of the 2015 Agreement shall constitute a breach by IBG of the Logistics Agreement.

(p)	IBG Accounting and Reports. IBG shall keep accurate records regarding all Chegg transaction and shall provide the following records to Chegg for accounting purposes:

•	SKU-level reporting on inserts added into orders fulfilled with Chegg or IBG textbooks

•	Chegg-owned units handled and shipped (inbound and outbound) tied to invoices for logistics fees

•	Daily outbound reporting and real-time inbound reporting enablement through the configuration of the Chegg [***] feed with IBG inbound and outbound [***]

•
Inventory status reports (for purpose of tracking books lost or damaged in warehouse, for all Chegg and IHH-consigned inventory), including inventory disposition (shipped, liquidated, or transferred to IHH inventory)

•	Invoice (automated or manual) data for inventory purchased from IHH for JIT Sale or CDF Rental purposes (title, ISBN, quantity, price)

Chegg and IBG will work to ensure mutually agreeable format for the IBG reporting requirements.

(q)
EXCEPT FOR A BREACH OF CONFIDENTIALITY SECTION 14 (a) OF THE 2015 AGREEMENT INVOLVING IBG’S INTENTIONAL AND WILLFUL DISCLOSURE OF CHEGG CUSTOMER NAMES AND/OR CHEGG CUSTOMER CONTACT INFORMATION TO A THIRD PARTY FOR MATERIAL FINANCIAL GAIN, IN NO EVENT WILL EITHER PARTY BE LIABLE FOR THE OTHER FOR ANY INCIDENTAL, INDIRECT OR CONSEQUENTIAL LOSSES OR DAMAGES WHATSOEVER (INCLUDING, WITHOUT LIMITATION, SPECIAL, PUNITIVE, OR EXEMPLARY DAMAGE); AND NEITHER PARTY’S CUMULATIVE LIABILITY FOR DIRECT DAMAGES RELATED TO ANY CLAIMS ARISING FROM OR RELATING TO THIS LOGISTICS AGREEMENT, REGARDLESS OF THE NATURE OF THE CLAIM, EXCEED THE AMOUNT OF FEES PAID OR PAYABLE UNDER THIS LOGISTICS AGREEMENT FOR ONE YEAR.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

(r)	IBG and Chegg agree that the terms and conditions of Confidentiality Section 14(a) of the 2015 Agreement shall apply to Confidential Information shared by the parties under this Logistics Agreement.

Except for the amendments expressly provided for in this Section 4, no amendments to the Logistics Agreement shall be implied or deemed made. Except as expressly amended and/or modified by this Section 4, the Logistics Agreement is in all respects ratified and confirmed and all the terms, provisions and conditions thereof shall be and remain in full force and effect.

5.	Payments/Reporting.

(a)
Rental Revenue Payments. During the term of this 2015 Agreement, Chegg shall provide IHH with a preliminary monthly report within three (3) business days of IHH’s fiscal month end, and a final detailed statement as of IHH’s fiscal month end as set forth in Section 5(b) below within (10) ten business days of Chegg’s fiscal (calendar) month end, outlining all amounts owed to IHH for IHH’s fiscal month. The total payments owed from Chegg and IHH to the other party will be paid by Chegg and IHH within thirty (30) days from each calendar month end, unless extended payment terms are otherwise specified herein

(b)
Inventory Sourcing Reimbursement. During the term of this Agreement, Chegg shall provide IHH with a report of books sourced on IHH’s behalf each month, including the price paid for the book and identifying information such as the ISBN, as specified as Section 5(c). Chegg shall cause the sourced books to be delivered to the appropriate location, either the Consumer, the Chegg warehouse, or one of the IBG warehouses. The price which IHH is invoiced for these books shall reflect the full source cost of the inventory. IHH shall pay Chegg for the full source cost of the books on the schedule set out in Section 8 of the attached Confidential Appendix.

(c)
Chegg Accounting and Reports. Chegg shall keep complete and accurate records of all matters relating to this 2015 Agreement. The accounting statements shall be provided to IHH in Spreadsheet format, within one spreadsheet each for rental transactions, liquidation transactions, JIT Sales transactions and Partner Buyback transactions. Each transaction shall be separately accounted within the records.

•	ISBN

•	Title

•	Sourcing month (to trigger revenue targets and risk sharing payments)

•	Rental price or Liquidation Price, as the case may be, and the applicable fees

•	Units of the Title sold

•	Unique Book ID shared between Chegg systems and IHH systems

•	Transaction Type

•	Rental Period

•	Order ID

•	Consumer ID

•	Ship-to Address

If known, reporting by ISBN shall also include:

•	Higher education institution name, campus address, and zip code.

•	Territory Sold (might be needed if sold outside U.S.)

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

The accounting statements shall be sent in electronic form via email or ftp, on a monthly basis. Payments will be made by wire or ACH transfer.

6.	Audit.

(a)
Each Party will cooperate with the another Party’s reasonable requests by email or other agreed upon electronic means, for financial and accounting related documents which directly relate to the transactions in this 2015 Agreement.

(b)
In the event that IHH desires a more thorough audit, it may appoint at its own expense initially, its independent public accounting firm to examine Chegg’s books, records and systems at the audited party’s offices relating to the subject matter of this 2015 Agreement, provided that any such audit is no more often than once per calendar year. Such audits shall be scheduled within [***] following delivery of notice and shall be conducted during normal business hours in a manner that does not interfere unreasonably with the audited party’s business operations. If such audit reveals that Chegg has underpaid IHH by more than [***] of the amount due, the reasonable cost of the audit shall be paid by Chegg, in addition to the amount of the underpayment. If the audit reveals an overpayment by Chegg, IHH shall promptly pay the amount of the overage to Chegg.

(c)
Within [***] of written notice, once per fiscal year basis, for the purpose of confirming IHH’s compliance with its obligations under this 2015 Agreement, Chegg may at its election request IHH’s Internal Audit department or IHH’s independent public accounting firm to perform specified procedures related to book purchase or shipping cost information provided to Chegg by IHH under this 2015 Agreement. If Chegg elects to use IHH’s independent public accounting firm Chegg shall be responsible for any costs of the independent public accounting firm provided that if the independent accounting firm determines that there has been an over payment by Chegg of more than [***] of the total amounts due to IHH for the previous [***] period IHH shall pay the reasonable costs of such audit (up to the amount of the over payment) in addition to promptly refunding all overpaid amounts. If the audit reveals an underpayment by Chegg, Chegg shall promptly pay IHH the amount of the underpayment.

7.
No Exclusivity. The services and obligations of the parties hereunder are on a non-exclusive basis. IHH and Chegg acknowledge that Chegg obtains inventory from third parties, and IHH provides inventory to third parties and IBG provides fulfillment, warehouse, logistical and other services to third parties. None of the Parties has any duty nor obligation to deal exclusively with the other, and none of the Parties shall be restricted from conducting its own book rental business without the participation or involvement of the any other Party.

8.
Marks. Neither Chegg nor IHH shall have the right to use the other Party’s trademarks, service marks or logos (collectively called the “Marks”) except as permitted by the owner of the respective Marks. All parties acknowledge that Chegg and IHH are the exclusive owners of their respective Marks (and all goodwill associated therewith will inure solely to each owner’s benefit).

9.
Chegg Network Liquidation of Inventory. IHH grants permission to Chegg to, from time to time, liquidate portions of the IHH inventory for the purposes of maximizing the financial return of the consigned books. In such event, Chegg agrees to liquidate such IHH Inventory reasonably consistent

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

with its past practices. Liquidation as a percentage of total IHH Inventory will be monitored on a monthly basis as part of reporting as specified in Section 5(c). For any IHH Inventory liquidated by Chegg hereunder, Chegg agrees to collect all applicable sales tax and timely file all appropriate sales tax returns and timely remit all sales taxes to the proper taxing authorities or collect the appropriate resale certificates.

10.	Term and Termination.

(a)	Term. The term of this Agreement shall commence on May 1, 2015 and expire May 20, 2020 (the “Term”).

(b)
Early Termination: Early termination of this 2015 Agreement shall be possible at any time, by a Party owed money from the other Party, if the Party owing money has materially failed to meet timely payment obligations to the other Party as set out in the Payment Section of this 2015 Agreement. This termination clause may only be exercised after written notice to the Party owing money, and failure to fully cure by that Party within 60 days.

(c)
Early termination of this 2015 Agreement shall be possible by either Party by giving written notice to the other Party between [***] and [***] (“Early Termination Window”), specifying either (i) ongoing uncured material breaches of this 2015 Agreement by the other Party, (ii) [***] a demonstrated capital constraint due to (A) a change in law materially affecting the industries in which [***] operate, (B) domestic, foreign or international market or economic events that, in totality, are materially adverse to the industries in which [***] operate; or (C) a material adverse change in the financial, banking or security markets that is materially adverse to the industries in which [***] operate, or (iii) [***]. The filing of such a notice by one Party during the Early Termination Window shall automatically extend the window to [***]. If the other Party has not demonstrated that it has remedied the breaches described in (c)(i) (or that such breaches did not occur or were not material) or IHH has demonstrated that the conditions of (c)(ii) or (c)(iii) have been met, by [***], and the notice has not been withdrawn, this 2015 Agreement will terminate on [***]. The Parties may follow a similar procedure for early termination in 2018-19.

(d)
In case of any early termination of this 2015 Agreement, the following shall apply: If [***] terminates under the [***] above, or [***] initiates the termination due to a failure [***] under the payments or ongoing material breach early termination clauses [***], Chegg shall have an option to [***] for up to [***] following such termination on the same terms and conditions as then in effect. If [***] terminates under the [***] clause, in addition to the other provisions of this section, [***] agrees that it will [***].

(e)
Effect of Termination. If this 2015 Agreement is terminated for any reason, Chegg shall cease generating Consumer Orders with IHH Inventory. This 2015 Agreement shall survive with respect to any IHH Inventory then in the hands of Consumers pursuant to active Rental Agreements, and Chegg will (at IHH’s expense) facilitate the return of such IHH Inventory in the ordinary course of operations consistent with the Service Policies applicable to such outstanding IHH Inventory. In the event of early termination Chegg will either liquidate or buy back the IHH Inventory at its option. The minimum amount due to IHH as a result of such buyback or liquidation will be subject to a floor as outlined in Section 5 of the Confidential Appendix. To the extent that proceeds from liquidation exceed the floor, Chegg

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

will participate in the [***] upside over and above the floor. To the extent that Chegg chooses to buy back the IHH Inventory, said buyback will be at FMV, subject to the floor as outlined in Section 5 of the Confidential Appendix. The cash amount due IHH for any such buyback or liquidation will be remitted to IHH within [***] following the effective date of the termination.

(f)
If the Logistics Agreement or the 2015 Agreement is terminated by Chegg prior to May 20, 2020, Chegg shall pay to IHH an amount equal to (i) the remaining rental payments owned by IHH under the lease entered into on March 10, 2015 by IHH for the new warehouse (the “New Warehouse”) to receive and hold the Chegg Inventory under this 2015 Agreement plus (ii) the applicable portion of the unamortized capital investment made by IHH related to the equipping and set up of the New Warehouse, as shown in the table set forth in Section 9 of the attached Confidential Appendix. Chegg will not be required to make a payment under this subsection if the termination is based on a section 10(b) or (c) breach by IHH under this 2015 Agreement.

11.
Events of Default. A Party shall be deemed to have defaulted under this 2015 Agreement, and the non-defaulting Party shall be entitled to the remedies set forth in Section 17 hereof, upon the occurrence of any of the following events of default (an “Event of Default”):

(a)
A Party shall be in breach of this 2015 Agreement and such breach shall continue for a period of fifteen (15) calendar days after the date of receipt of written notice from the non-defaulting Party specifying such breach, if the breach is not cured during the 15 day notice period;

(b)
A Party shall make an assignment for the benefit of creditors, file a petition under any federal or state bankruptcy or insolvency code, law, or statute, be adjudicated insolvent or bankrupt or petition for an order for similar relief, petition or apply to any tribunal for the appointment of any receiver or any trustee or as a debtor in possession of such Party or any part of its property or shall commence any proceeding related to such Party under any reorganization, arrangement, readjustment of debt, dissolution or liquidation act, code, law, or statute of any jurisdiction, whether nor or hereafter in effect, or there shall be commenced against such Party any of the foregoing proceedings; or

(c)	A material breach by IBG under the Logistics Agreement constitutes a default of this 2015 Agreement by IHH.

12.
Limitation on Liability. EXCEPT FOR A BREACH OF CONFIDENTIALITY SECTION 14 INVOLVING IHH’S INTENTIONAL AND WILLFUL DISCLOSURE OF CHEGG CUSTOMER NAMES AND/OR CHEGG CUSTOMER CONTACT INFORMATION TO A THIRD PARTY FOR MATERIAL FINANCIAL GAIN, IN NO EVENT WILL ANY PARTY OR THEIR RESPECTIVE AFFILIATES,SUPPLIERS OR LICENSORS BE LIABLE WITH RESPECT TO ANY SUBJECT MATTER OF THIS 2015 AGREEMENT UNDER ANY CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, SPECIAL, PUNITIVE, INCIDENTAL OR CONSQUENTIAL DAMAGES, EVEN IF FORESEEABLE.

13.
Disclaimers. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES CONTAINED IN THIS AGREEMENT IN SECTION 19(d), EACH PARTY AND ITS RESPECTIVE AGENTS AND LICENSORS HEREBY DISCLAIM ANY AND ALL REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, WITH RESPECT TO ANY SUBJECT MATTER OF TIS AGREEMENT,

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

INCLUDING, WITHOUT LIMITATION, THE IMPLIED WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE.

14.
Confidentiality. (a) During the term of this 2015 Agreement, each Party (a “Disclosing Party”) may provide the other Party (a “Receiving Party”) with Confidential Information. For purposes of this Agreement, “Confidential Information” shall mean the terms of this 2015 Agreement, the financial and transaction data arising from a Qualifying Transaction, the details of the Chegg Order, inventory data, business and marketing plans and business processes, customer contact information, and any other information which under the circumstances, a person exercising reasonable business judgment would understand to be confidential or proprietary. “Confidential Information” shall not include information (i) which is or becomes publicly available without fault by the Receiving Party, (ii) was or is rightfully acquired by the Receiving Party from a source other than the Disclosing Party, (iii) that is independently developed by Receiving Party without reference to the Disclosing Party’s Confidential Information, or (iv) was known to the Receiving Party prior to the date of the disclosure by the Disclosing Party. Receiving Party shall only use the Confidential Information for the purposes contemplated hereunder. Receiving Party will not disclose such information to any third party without the prior written consent of Disclosing Party. Each Party will take the same precautions it takes to protect the confidentiality of such information as are employed to protect its own confidential information of a similar nature, but in no case shall such protections be less than the standard of reasonable care for such information in the industry. At termination of this Agreement, upon Disclosing Party’s request, Receiving Party shall return to Disclosing Party all Disclosing Party’s Confidential Information in its possession, including, without limitation, all copies and extracts thereof, or shall purge any Confidential Information in its data base maintained for this Agreement except as may be reasonably necessary for historical record keeping purposes. Notwithstanding the foregoing, Receiving Party may disclose Confidential Information (i) to any third-party to the limited extent necessary to exercise its rights or obligations of confidentiality and non-use at least as restricted as the duties applicable to the Receiving Party hereunder, (ii) as may be required by the Securities and Exchange Commission (“SEC”) provided however, that in such event the parties agree that Chegg shall file a confidential treatment request with respect thereto and that IHH shall have the right to participate in the drafting of, and any discussions or meetings with the SEC with respect to, any such request, (iii) as required by law or any judicial or governmental rule, regulation or requirement, provided that the Receiving Party will, unless prohibited by law or court order, provide Disclosing Party with notice of such disclosure or (iv) to the limited extent necessary to carry out its obligations under this 2015 Agreement.

(b) All customer information provided to IHH by Chegg, including but not limited to Chegg customer contact information, is Chegg’s confidential information, and is being provided to IHH solely for the purpose of fulfilling its obligations under this 2015 Agreement which purpose shall include the use of such customer information by IHH to evaluate and promote efficiencies under the Logistics Agreement. Upon termination of the 2015 Agreement, IHH shall delete all Chegg customer information, and provide Chegg with written confirmation of such deletion, except for any such information it is required by law to retain.

15.
Independent Contractors. For purposes of this Agreement, Chegg shall be considered an independent contractor of IHH with respect to renting the IHH Inventory. Unless otherwise permitted in writing, neither Party is authorized to, and neither Party shall make, any representations, warranties or guarantees to customers or potential customers regarding the other Party’s services or products in a manner that states or implies that such representation, warranty or guarantee is being made on behalf of the other Party.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

16.
Remedies. Upon the occurrence of any Event of Default, all undisputed sums due under this Agreement at the time of the Event of Default shall be due and payable, and the parties shall be entitled to the additional remedies set forth below:

(a)
The parties acknowledge that if either Party fails, or threatens to fail, to comply with its obligations under Section 14 of this 2015 Agreement, the other Party may suffer irreparable harm for which there may be no adequate remedy at law. Accordingly, if either Party fails to comply with such obligations, then, in addition to its other remedies, the other Party shall be entitled immediately to seek injunctive relief or any other appropriate equitable remedy.

(b)
The rights, powers, and remedies under this 2015 Agreement shall be in addition to all rights, powers and remedies by virtue of any statute or rule of law, all of which rights, powers, and remedies shall be cumulative and may be exercised successively or concurrently. Any waiver, forbearance or failure or delay in exercising any right, power, or remedy shall not preclude the further exercise thereof, and every right, power, or remedy of the non-defaulting Party shall continue in full force and effect.

17.
Indemnification. Notwithstanding any other terms of this 2015 Agreement, each Party agrees to defend, indemnify and hold the other Party harmless from and against all third party claims (and all damages awarded to third parties, third party liabilities, costs and expenses, including, without limitation, reasonable attorneys’ fees) arising from or related to: (i) its breach of this 2015 Agreement, (ii) its violation of any applicable law or regulation, or (iii) its negligence. The Indemnifying Party agrees to use counsel reasonably satisfactory to the Indemnified Party to defend each indemnified claim. A Party’s obligation to indemnify the other under this paragraph shall arise only if the Indemnified Party provides the Indemnifying Party prompt notice of any claim that might lead to a claim for indemnification and the indemnified Party provides at its own expense all reasonable assistance for the defense of any claim. The Indemnified Party may engage its own counsel at its own expense with respect to any indemnified matter. The Indemnifying Party may not consent to the entry of any judgment or enter into any settlement of a claim without either (i) the prior written consent of the Indemnified Party, which may not be unreasonably withheld, or (ii) tendering to the Indemnified Party the amount that would have been paid for such judgment or settlement in exchange for a release from the Indemnified Party with respect to the claim so the Indemnified Party may conduct its defense on its own terms. For the avoidance of doubt, notwithstanding any provision in this 2015 Agreement to the contrary, Chegg’s failure to collect, file returns and remit sales taxes as provided herein will be deemed an Event of Default subject to indemnification of IHH under this Section which indemnified amount shall include any related interest and penalties.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

18.	Assignment/UCC filing.

(a)
In the event that Chegg is unable to collect or recover the costs of damaged or non-returned IHH Inventory from its Consumers, Chegg agrees to assign all rights of collection and recovery it has under the Rental Agreement to IHH and provide any information reasonably requested by IHH to enable IHH to pursue recovery of such costs and/or Inventory.

(b)
To the extent Chegg acquires, or is deemed to have, any interest in and to the IHH Inventory, Chegg hereby grants to IHH a security interest in and to all IHH Inventory and IHH shall have the right to file the UCC financing statement set forth in Exhibit A with the appropriate offices or agencies of the applicable states. IHH will reasonably cooperate with Chegg in good faith with any intercreditor agreements/acknowledgements reasonably requested by Chegg and/or its future secured lenders, provided such do not diminish IHH’s right, title, or interest in the IHH Inventory.

19.	Miscellaneous.

(a)
All notices, requests, consent and other communications under this 2015 Agreement shall be sent to the address identified on the execution page. Such notices shall be deemed to have been given: (a) when delivered if delivered personally or by messenger; (b) on the day after mailing if sent by pre-paid overnight delivery service which maintains records of the time, place and recipient of the delivery; (c) on the third day after mailing, when mailed by registered or certified United States mail, postage prepaid, return receipt requested; or (d) upon receipt of a confirmed transmission, including PDF, if sent via email, in all cases addressed to the Party for whom it is intended at the address set forth below or to such other address as a Party shall have designated by notice in writing to the other Party in the manner provided by this Section 19(a).

(b)
Neither Party shall have any right or ability to assign, transfer, or sublicense any obligations or benefit under this 2015 Agreement without the written consent of the other Party (and any such attempt shall be void), provided, however, IHH shall have the right to assign this 2015 Agreement to one of its affiliates without any such consent. This 2015 Agreement will be binding on and inure to the benefit of Chegg and IHH and their respective permitted successors and permitted assigns.

(c)
The parties further agree that if any portion of this 2015 Agreement is illegal or unenforceable, such portion(s) shall be limited or excluded from this 2015 Agreement to the minimum extent required and the balance of this 2015 Agreement shall remain in full force and effect and enforceable.

(d)
Each Party represents and warrants that it is (i) duly organized, validly existing and in good standing, (ii) it has the requisite right, power and authority to enter into this 2015 Agreement, (iii) it has all the necessary right and licenses to perform the obligations contained herein, and (iv) that it and its suppliers and agents, will comply with all applicable laws and regulations.

(e)
The Parties agree that this 2015 Agreement shall be governed by the laws of the State of Delaware without regard to the conflict of the law’s provisions thereof. Each Party shall comply with all laws, rules and regulations applicable to the performance of its obligations

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

hereunder, and to promptly correct any noncompliance with codes and other laws if such noncompliance materially interferes with performance of the services.

(f)
No Party shall be liable for delay in performance of nonperformance of any term or condition of this 2015 Agreement directly or indirectly resulting from a force majeure event, including, without limitation, fire, explosion, accident, flood, labor trouble or stoppage, terrorism, civil unrest, war or military hostilities, criminal acts of third parties, or acts of God, and any delivery date shall be extended to the extent of any delay resulting from any force majeure event, provided that an event of force majeure shall not delay or relieve a Party of its payment obligations hereunder.

(g)
No delay or omission by any Party to exercise any right or power occurring upon any noncompliance or default by any other Party with respect to any of the terms of this 2015 Agreement shall impair any such right or power or be construed to be a waiver thereof. A waiver by any of the Parties hereto of any of the covenants, conditions, or agreements to be performed by any other Party shall not be construed to be a waiver of any succeeding breach thereof or of any covenant, condition, or agreement herein contained.

(h)
This 2015 Agreement, the 2014 Logistics Agreement (as amended herein), and the Confidential Appendix attached hereto constitute the entire agreement between the parties and supersedes any and all purchase orders, prior agreements, arrangements or understandings related to the subject matter hereof and can only be modified or waived by a subsequent written agreement signed by the appropriate Parties.

(i)
This 2015 Agreement and the Logistics Amendment may be executed in counterparts and/or by electronic signature (including in pdf form) and if so executed shall be equally binding as an original copy of this Agreement executed in ink by the Parties.

[Signatures appear on the following page

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

ACCEPTED AND AGREED:

CHEGG, INC.	INGRAM HOSTING HOLDINGS INC.

By: /s/ Andrew J. Brown	By: /s/ Brian K. Dauphin
Name: Andrew J. Brown	Name: Brian K. Dauphin
Title: CFO	Title: Senior Vice President, Finance

Address:	Address:
3990 Freedom Cir.	14 Ingram Boulevard
Santa Clara, CA 95054	La Vergne, TN 37086
Attn: Legal Dept.	Attn: Brian Dauphin, Sr. Vice President, Finance

With respect to Section 4 only:

INGRAM BOOK GROUP INC.

By: /s/ Brian K. Dauphin
Name: Brian K. Dauphin
Title: Chief Financial Officer

Address:
14 Ingram Boulevard
La Vergne, TN 37086
Attn: Brian Dauphin, Chief Financial Officer

Signature Page to 2015 Inventory Purchase and Consignment Agreement
Dated April 3, 2015

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

CONFIDENTIAL APPENDIX:
APPENDIX OF COMPETITIVE SENSITIVE NONPUBLIC INFORMATION

1.
Logistics Section, Target for Shipping: a target of delivering [***] on-time delivery to students each term, with 2-day ground shipping possible for [***] of students and within [***] for [***] of students. Rental Catalog Sourcing, Amounts to be sourced by Chegg and reimbursed by IHH: up to [***] of textbook inventory from May-December 2015, up to [***] in inventory in 2016, up to [***] in inventory in 2017, up to [***] of inventory in 2018, and up to [***] of inventory in 2019 for the rental catalog of the relationship.

2.

	Target Investment	Evaluated on
2016	[***]	All Tranche Performance through 2015
2017	[***]	All Tranche Performance through 2016
2018	[***]	All Tranche Performance through 2017
2019	[***]	All Tranche Performance through 2018

Example book investment calculation
Target revenue through 2015	[***]
Actual Performance through 2015	[***]
Variance	[***]
2016 Book Investment target	[***]
Adjusted 2016 Investment cap	[***]

3.	The revenue share and payment structure for JIT Sale and Partner Buyback are as follows:

Immediate payment structure to IHH (example):

JIT Sale Revenue Share Payment	Example 1	Example 2	Example 3
Cost of Book Sourced	[***]	[***]	[***]
Invoice to Ingram for Book Cost	[***]	[***]	[***]
Sale Price Charged to Student	[***]	[***]	[***]
Ingram Revenue Share	[***]	[***]	[***]

JIT Sale Revenue Share = Cost of Inventory + [***] for Outbound Freight [***]+[***] for overhead management [***]. Triggered upon sale transaction with student.

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

Partner Buyback Revenue Share Payment	Example 1	Example 2	Example 3
Cost of Book Sourced	[***]	[***]	[***]
Invoice to Ingram for Book Cost	[***]	[***]	[***]
Sale Price Charged to Vendor	[***]	[***]	[***]
Ingram Revenue Share	[***]	[***]	[***]

Partner Buyback Revenue Share. For Partner Buyback “bulk” shipments (note all Partner Buyback liquidations will be in bulk at the end of the month), the Partner Buyback Revenue Share = Cost of Inventory + [***] for inbound freight and handling [***] + [***] for outbound handling [***]. “Bulk” shipment shall mean a shipment of an order containing [***] units. Triggered upon liquidation of book to vendor.

Payment terms for Partner Buyback are detailed in the table below. Chegg will monitor the inventory value of books that are sourced in one month and cherry picked in the following month (where IHH payment terms remain at [***]). In the event that annual value of these books exceeds [***], Chegg and IHH will adjust overall payment terms to ensure no impact to IHH Net Working Capital.

Example of Partner Buyback flow of funds

Transaction Date	Reporting Date (Month end)	Event	Payment terms
7/1/2015	7/31/2015	Procure partner buyback books
7/8/2011	7/31/2015	Ingram receives books
7/15/2015	7/31/2015	Cherry-pick some books
7/22/2015	7/31/2015	Vendor liquidations
7/31/2015	7/31/2015	Invoice to Ingram for Cherry-pick books	[***]
7/31/2015	7/31/2015	Invoice to Ingram for cost of partner buybacks books received by Ingram but not Cherry-picked during the month	[***]
7/31/2015	7/31/2015	Rev Share (as defined In Section 3 of the appendix) to Ingram for vendor liquidation	[***]
8/5/2015	8/31/2015	Cherry-pick some books

NOTE:
● All books cherry picked during the month of procurement are [***]

● For books cherry picked beyond the month of procurement, Ingram will pay the Invoice according to [***] and the book will be placed into the rental catalog.
● Chegg will monitor the inventory value of books that are sourced in one month and cherry picked in the following month (where Ingram payment terms remain at [***]).

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

4.	Logistics and Warehouse Services Fees :

Logistics and Service Fees when Chegg books are handled by IBG and shipping fees are paid through IBG’s [***] account:
Inbound Ops Fee         [***]
Inbound Freight Fee [***]
[NOTE: While using Chegg’s [***] account for inbound no Inbound Freight Fee will be charged.]
Outbound Ops Fee        [***]
Outbound Freight Fee        [***]

Service	% of total units	% of total shipments
1 Day Air	[***]	[***]
2 Day Air	[***]	[***]
3 Day Air	[***]	[***]
Ground	[***]	[***]
	[***]	[***]

For JIT Sale, [***] (Ops) fee will be charged as the books are shipped directly from a vendor. Chegg will pay IBG [***] the Outbound Freight Fee as part of revenue sharing for JIT Sale.
For Partner Buyback “bulk” shipments, the Outbound Ops Fee will be [***]. “Bulk” shipment shall mean a shipment of an order containing [***] units.
Logistics Fees for Chegg handling of IHH inventory from the Chegg warehouse will continue to be governed by the 2014 Inventory Consignment Agreement.
Outbound shipping fee as provided for in the Logistics Agreement will be reduced by [***]

5.	In the event of early termination [***]

Present Value of Remaining Non-Investment Cash Flows [***]
	6 months	12 Months	18 months	24 months	30 months
May/June 2015	[***]	[***]	[***]	[***]	[***]
2015-2H	[***]	[***]	[***]	[***]	[***]
2016-1H	[***]	[***]	[***]	[***]	[***]
2016-2H	[***]	[***]	[***]	[***]	[***]
2017-1H	[***]	[***]	[***]	[***]	[***]
2017-2H	[***]	[***]	[***]	[***]	[***]
2018-1H	[***]	[***]	[***]	[***]	[***]
2018-2H	[***]	[***]	[***]	[***]	[***]
2019-1H	[***]	[***]	[***]	[***]	[***]
2019-2H	[***]	[***]	[***]	[***]	[***]

6.[***]
7.[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

8. Payment Terms:

Purchase Date	Payment Structure	Payment Terms
May 1 - Dec. 31, 2015	[***]	[***]
Jan 1. - Dec. 31, 2016	[***]	[***]
Jan 1. - Dec. 31, 2017	[***]	[***]
Jan 1., 2018 onward	[***]	[***]

9. Break-up Fee Table

New Warehouse Break-up fee for early termination:
End of:	Balance
May-2018	[***]
Jun-2018	[***]
Jul-2018	[***]
Aug-2018	[***]
Sep-2018	[***]
Oct-2018	[***]
Nov-2018	[***]
Dec-2018	[***]
Jan-2019	[***]
Feb-2019	[***]
Mar-2019	[***]
Apr-2019	[***]
May-2019	[***]
Jun-2019	[***]
Jul-2019	[***]
Aug-2019	[***]
Sep-2019	[***]
Oct-2019	[***]
Nov-2019	[***]
Dec-2019	[***]
Jan-2020	[***]
Feb-2020	[***]
Mar-2020	[***]
Apr-2020	[***]
May-2020	[***]

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

10. Valued Added Services/ Insert Parameters

Additional value-added services will be billed on a monthly basis, according to the following schedule:

Description	Unit of Measure	Fee Per Unit of Measure	How Billed
[***] boxes	[***]	[***]	[***]
[***] boxes [***]	[***]	[***]	[***]
Inserts [***]*	[***]	[***]	[***]
Inserts [***]* (less than 0.5 lb.)	[***]	[***]	[***]
Inserts [***]* (0.5 to 0.99 lb.)**	[***]	[***]	[***]
Inserts [***]* (1.0 to 1.5 lb.)	[***]	[***]	[***]
Inserts [***] (> 1.5 lb.)	[***]	[***]	[***]
Kitting [***]	[***]	[***]	[***]
Kitting [***]	[***]	[***]	[***]
Disassembling kits	[***]	[***]	[***]
Insert Preparation (if required)	[***]	[***]	[***]
Other Special Projects (as quoted)	[***]	[***]	[***]

*See insert parameters below
** NOTE: Exception for [***] promotion (or other insert of same weight and dimensions subject insert parameters below)
IBG Insert Parameters

•	Total volume of inserts cannot exceed [***]W x [***]L x [***]H footprint.

•	The following items cannot be shipped:

◦	Aerosols

◦	Alcohol

◦	Cigarettes/Smokeless tobacco products

◦	Fresh food or perishables

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.

◦	Glass or fragile items.

◦	Nail polish

◦	Perfume

•	Liquids must be protected from leakage during transit.

•	Must be able to withstand extreme temperatures.

•	Each insert should have a unique scan-able (and compliant) barcode on the outside of the package.

•
Must be delivered in bulk quantities that can be easily distributed to packing stations, with minimal effort to break down to the individual items. (Any additional preparation required will be billed on a workorder at the [***] rate.)

•	Maximum of [***] active insert items at each IBG facility. (Note that kits are considered as a single item, regardless of the number of items contained in the kit.)

•	Inserts must be setup a minimum of [***] prior to [***] peak periods. (Items requiring additional preparation may require a longer lead time.)

IBG and Chegg will work together to ensure that the level of insert activity does not disrupt IBG’s ability to meet GDD requirements on peak days. [***]
(IBG would prefer no more than [***] active insert items during peak days.)

[***] Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 406 of the Securities Act of 1933, as amended. Confidential treatment has been requested with respect to this information.